SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) June 19, 2003
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                            0-50285                           61-1437565
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(State or Other                   (Commission                      (IRS Employer
Jurisdiction                      File Number)               Identification No.)
of Incorporation)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida        33702
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (727) 290-1000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On June 19, 2003, First Advantage Corporation issued the press release attached as Exhibit 99.1 to this report.

Item 7.   Exhibits.


Exhibit No.    Description
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99.1           Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST ADVANTAGE CORPORATION

Date: June 19, 2003                      By: /s/ John Lamson
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                                             Name:  John Lamson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer